CAMDEN PROPERTY TRUST ANNOUNCES SECOND QUARTER 2016 OPERATING RESULTS

Houston, TEXAS (July 28, 2016) - Camden Property Trust (NYSE:CPT) today announced operating results for the three and six months ended June 30, 2016. Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”), and Net Income Attributable to Common Shareholders (“EPS”) for the three and six months ended June 30, 2016 are detailed below. A reconciliation of EPS to FFO is included in the financial tables accompanying this press release.

	Three Months Ended		Six Months Ended
	June 30		June 30
Per Diluted Share	2016	2015	2016	2015
FFO	$1.15	$1.12	$2.35	$2.20
AFFO	$0.99	$0.92	$2.09	$1.88
EPS	$4.92	$0.40	$5.38	$1.68

	Quarterly Growth	Sequential Growth	Year to Date Growth
Same Property Results	2Q16 vs. 2Q15	2Q16 vs. 1Q16	2016 vs. 2015
Revenues	4.3%	1.6%	4.6%
Expenses	5.3%	3.1%	3.8%
Net Operating Income ("NOI")	3.7%	0.8%	5.1%

Same Property Results	2Q16	2Q15	1Q16
Occupancy	95.5%	96.0%	95.4%

“We are pleased to report another quarter of strong performance, with earnings and operating results in line with our expectations,” said Richard Campo, Camden’s Chairman and CEO. “Same property growth remains above long-term trend and consistent with our projections, and we are proceeding well with our planned dispositions of over $1 billion of assets this year. As a result, we are maintaining the midpoint of our prior guidance ranges for both same property growth and FFO per share.”

The Company defines same property communities as communities owned and stabilized as of January 1, 2015, excluding properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Development Activity
Lease-up was completed during the quarter at Camden Paces in Atlanta, GA.

Development Communities - Construction Completed and Projects in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Units	Cost	as of 7/24/2016
Camden Glendale	Glendale, CA	303	$113.5	92%
Camden Chandler	Chandler, AZ	380	67.7	77%
TOTAL		683	$181.2

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Units	Budget	as of 7/24/2016
Camden Gallery	Charlotte, NC	323	$58.0	55%
Camden Victory Park	Dallas, TX	423	82.0	45%
The Camden	Los Angeles, CA	287	145.0	41%
Camden Lincoln Station	Denver, CO	267	56.0
Camden NoMa II	Washington, DC	405	115.0
Camden Shady Grove	Rockville, MD	457	116.0
Camden McGowen Station	Houston, TX	315	90.0
TOTAL		2,477	$662.0

Acquisition/Disposition Activity
During the quarter Camden sold its Las Vegas portfolio, comprised of 15 operating communities with 4,918 apartment homes, a retail center, and approximately 19.6 acres of undeveloped land for $630 million. The Company also sold Camden Westshore in Tampa, FL for $39 million. Subsequent to quarter-end, the Company sold Camden Summerfield I and II in Landover, MD for $110 million, and Camden Clearbrook in Frederick, MD for $61 million.

The Company is also marketing several additional communities for sale and expects these future sales to total approximately $310 million.

Earnings Guidance
Camden updated its earnings guidance for 2016 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for third quarter 2016 as detailed below.

Per Diluted Share	3Q16	2016
FFO	$1.07 - $1.11	$4.50 - $4.60
EPS	$1.02 - $1.06	$6.73 - $6.83

Same Property Growth	2016 Range	2016 Midpoint
Revenues	3.85% - 4.35%	4.10%
Expenses	3.50% - 4.00%	3.75%
NOI	4.00% - 4.50%	4.25%

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2016 financial outlook and a reconciliation of expected EPS to expected FFO are included in the financial tables accompanying this press release.

Special Dividend
Camden anticipates declaring a special dividend in 2016. Provided all planned dispositions are completed as forecasted, the special dividend is anticipated to total $4.00 - $4.50 per share. The company expects to pay the dividend in the third quarter of 2016. All future dividends remain subject to the discretion of the Company's Board of Trust Managers and no assurances are made regarding the amount, form of payment, or timing of any dividends.

Conference Call
Friday, July 29, 2016 at 11:00 AM CT
Domestic Dial-In Number: (888) 317-6003
International Dial-In Number: (412) 317-6061
Passcode: 1942439
Webcast: http://services.choruscall.com/links/cpt160729

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 154 properties containing 54,214 apartment homes across the United States. Upon completion of 7 properties under development, the Company’s portfolio will increase to 56,691 apartment homes in 161 properties. Camden was recently named by FORTUNE® Magazine for the ninth consecutive year as one of the “100 Best Companies to Work For” in America, ranking #9.

For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
OPERATING DATA
Property revenues
Rental revenues	$189,246	$178,313	$376,365	$353,533
Other property revenues	32,232	28,119	62,708	54,507
Total property revenues	221,478	206,432	439,073	408,040

Property expenses
Property operating and maintenance	52,856	49,169	103,125	98,020
Real estate taxes	27,300	24,581	54,180	49,258
Total property expenses	80,156	73,750	157,305	147,278

Non-property income
Fee and asset management	1,791	1,618	3,556	3,181
Interest and other income	215	141	439	201
Income/(loss) on deferred compensation plans	1,224	(297)	1,287	1,567
Total non-property income	3,230	1,462	5,282	4,949

Other expenses
Property management	6,417	5,931	13,557	11,723
Fee and asset management	998	1,121	1,950	2,197
General and administrative	11,803	11,582	24,026	21,330
Interest (a)	23,070	24,846	46,860	49,898
Depreciation and amortization	62,456	59,940	124,547	117,924
Expense/(benefit) on deferred compensation plans	1,224	(297)	1,287	1,567
Total other expenses	105,968	103,123	212,227	204,639

Gain on sale of operating properties, including land	32,235	—	32,678	85,192
Equity in income of joint ventures	1,689	1,531	3,186	2,913
Income from continuing operations before income taxes	72,508	32,552	110,687	149,177
Income tax expense	(489)	(407)	(804)	(836)
Income from continuing operations	72,019	32,145	109,883	148,341
Income from discontinued operations	2,529	5,056	7,605	9,925
Gain on sale of discontinued operations, net of tax	375,237	—	375,237	—
Net income	449,785	37,201	492,725	158,266
Less income allocated to non-controlling interests from continuing operations	(3,483)	(1,122)	(4,693)	(6,588)
Net income attributable to common shareholders	$446,302	$36,079	$488,032	$151,678

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$449,785	$37,201	$492,725	$158,266
Other comprehensive income
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	33	37	65	74
Comprehensive income	449,818	37,238	492,790	158,340
Less income allocated to non-controlling interests from continuing operations	(3,483)	(1,122)	(4,693)	(6,588)
Comprehensive income attributable to common shareholders	$446,335	$36,116	$488,097	$151,752

PER SHARE DATA

Total earnings per common share - basic	$4.94	$0.40	$5.40	$1.69
Total earnings per common share - diluted	4.92	0.40	5.38	1.68
Earnings per share from continuing operations - basic	0.72	0.34	1.12	1.58
Earnings per share from continuing operations - diluted	0.72	0.34	1.12	1.57

Weighted average number of common shares outstanding:
Basic	89,559	89,153	89,451	89,071
Diluted	89,862	90,252	89,780	90,496

(a) Prior period has been changed to reflect the adoption of ASU 2015-03 (as supplemented by ASU 2015-15) at December 31, 2015, which required retrospective application.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$446,302	$36,079	$488,032	$151,678
Real estate depreciation and amortization	60,945	58,630	121,430	115,089
Real estate depreciation from discontinued operations	—	3,973	4,327	7,877
Adjustments for unconsolidated joint ventures	2,320	2,237	4,678	4,482
Income allocated to non-controlling interests	3,483	1,122	4,693	6,588
Gain on sale of operating properties, net of tax	(32,235)	—	(32,235)	(85,145)
Gain on sale of discontinued operations, net of tax	(375,237)	—	(375,237)	—
Funds from operations	$105,578	$102,041	$215,688	$200,569

Less: recurring capitalized expenditures (a)	(15,069)	(17,894)	(24,363)	(28,538)

Adjusted funds from operations - diluted	$90,509	$84,147	$191,325	$172,031

PER SHARE DATA
Funds from operations - diluted	$1.15	$1.12	$2.35	$2.20
Adjusted funds from operations - diluted	0.99	0.92	2.09	1.88
Distributions declared per common share	0.75	0.70	1.50	1.40

Weighted average number of common shares outstanding:
FFO/AFFO - diluted	91,753	91,338	91,673	91,307

PROPERTY DATA
Total operating properties (end of period) (b)	157	169	157	169
Total operating apartment homes in operating properties (end of period) (b)	54,984	58,680	54,984	58,680
Total operating apartment homes (weighted average)	49,309	51,762	50,931	51,660
Total operating apartment homes - excluding discontinued operations (weighted average)	47,943	46,844	47,789	46,742

(a) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(b) Includes joint ventures and properties held for sale.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEET
(In thousands)

(Unaudited)

	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015
ASSETS
Real estate assets, at cost
Land	$989,097	$998,519	$989,247	$990,035	$975,211
Buildings and improvements	5,956,361	5,978,843	5,911,432	5,890,751	5,769,476
	6,945,458	6,977,362	6,900,679	6,880,786	6,744,687
Accumulated depreciation	(1,855,678)	(1,841,107)	(1,780,694)	(1,730,929)	(1,671,189)
Net operating real estate assets	5,089,780	5,136,255	5,119,985	5,149,857	5,073,498
Properties under development, including land	446,740	489,730	486,918	439,777	484,663
Investments in joint ventures	31,142	32,568	33,698	34,705	35,731
Properties held for sale, including land
Operating properties held for sale (a)	105,254	—	—	—	—
Discontinued operations held for sale (b)	—	238,417	239,063	237,635	238,640
Total real estate assets	5,672,916	5,896,970	5,879,664	5,861,974	5,832,532
Accounts receivable – affiliates	24,008	24,011	25,100	25,053	25,855
Other assets, net (c)	139,263	107,161	116,260	118,985	108,220
Cash and cash equivalents	341,726	6,935	10,617	10,375	16,508
Restricted cash	21,561	5,378	5,971	6,126	5,791
Total assets	$6,199,474	$6,040,455	$6,037,612	$6,022,513	$5,988,906

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$1,582,077	$1,866,502	$1,824,930	$1,803,360	$1,761,793
Secured	898,723	899,315	899,757	900,472	901,032
Accounts payable and accrued expenses	140,864	140,991	133,353	131,532	128,532
Accrued real estate taxes	46,801	25,499	45,223	57,642	43,905
Distributions payable	69,116	69,020	64,275	64,276	64,253
Other liabilities (d)	117,023	86,423	97,814	96,679	100,515
Total liabilities	2,854,604	3,087,750	3,065,352	3,053,961	3,000,030

Commitments and contingencies
Non-qualified deferred compensation share awards	72,480	88,550	79,364	72,316	69,791

Equity
Common shares of beneficial interest	978	975	976	976	976
Additional paid-in capital	3,673,237	3,658,372	3,662,864	3,660,482	3,657,537
Distributions in excess of net income attributable to common shareholders	(104,004)	(491,275)	(458,577)	(452,257)	(426,614)
Treasury shares, at cost	(373,914)	(378,032)	(386,793)	(387,114)	(387,172)
Accumulated other comprehensive loss (e)	(1,848)	(1,881)	(1,913)	(2,307)	(2,345)
Total common equity	3,194,449	2,788,159	2,816,557	2,819,780	2,842,382
Non-controlling interests	77,941	75,996	76,339	76,456	76,703
Total equity	3,272,390	2,864,155	2,892,896	2,896,236	2,919,085
Total liabilities and equity	$6,199,474	$6,040,455	$6,037,612	$6,022,513	$5,988,906

(a) Operating properties held for sale includes one dual-phase property and one operating property as of June 30, 2016 which were each subsequently sold in July.

(b) All prior periods presented have been changed to present the 15 operating properties, 19.6 acres of land, and retail center located in Las Vegas, Nevada, which were classified as held for sale at March 31, 2016 and subsequently sold on April 26, 2016. (See page 19 for additional information relating to this sale).

(c) Includes net deferred charges of:	$2,353	$2,600	$2,851	$3,077	$59

(d) Includes deferred revenues of:	$831	$1,797	$1,768	$1,918	$843

(e) Represents the unrealized net loss and unamortized prior service costs on post retirement obligation, and unrealized loss on cash flow hedging activities.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding gains (or losses) associated with previously depreciated operating properties, real estate depreciation and amortization, impairments of depreciable assets, and adjustments for unconsolidated joint ventures. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

Adjusted FFO
In addition to FFO, we compute Adjusted FFO ("AFFO") as a supplemental measure of operating performance. AFFO is calculated utilizing FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to AFFO is provided below:

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Net income attributable to common shareholders	$446,302	$36,079	$488,032	$151,678
Real estate depreciation and amortization	60,945	58,630	121,430	115,089
Real estate depreciation from discontinued operations	—	3,973	4,327	7,877
Adjustments for unconsolidated joint ventures	2,320	2,237	4,678	4,482
Income allocated to non-controlling interests	3,483	1,122	4,693	6,588
Gain on sale of operating properties, net of tax	(32,235)	—	(32,235)	(85,145)
Gain on sale of discontinued operations, net of tax	(375,237)	—	(375,237)	—
Funds from operations	$105,578	$102,041	$215,688	$200,569

Less: recurring capitalized expenditures	(15,069)	(17,894)	(24,363)	(28,538)

Adjusted funds from operations	$90,509	$84,147	$191,325	$172,031

Weighted average number of common shares outstanding:
EPS diluted	89,862	90,252	89,780	90,496
FFO/AFFO diluted	91,753	91,338	91,673	91,307

Total earnings per common share - diluted	$4.92	$0.40	$5.38	$1.68
FFO per common share - diluted	$1.15	$1.12	$2.35	$2.20
AFFO per common share - diluted	$0.99	$0.92	$2.09	$1.88

Expected FFO

Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected earnings per common share (EPS). Guidance excludes gains, if any, on properties not currently held for sale due to the uncertain timing and extent of property dispositions and the resulting gains/losses on sales. A reconciliation of the ranges provided for diluted EPS to expected FFO per diluted share is provided below:

	3Q16	Range	2016	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$1.02	$1.06	$6.73	$6.83
Expected real estate depreciation and amortization	0.73	0.73	2.85	2.85
Expected adjustments for unconsolidated joint ventures	0.03	0.03	0.10	0.10
Expected income allocated to non-controlling interests	0.01	0.01	0.08	0.08
Reported (gain) on sale of operating properties	—	—	(0.36)	(0.36)
Reported (gain) on sale of discontinued operations	—	—	(4.18)	(4.18)
Estimated (gain) on properties held for sale	(0.72)	(0.72)	(0.72)	(0.72)
Expected FFO per share - diluted	$1.07	$1.11	$4.50	$4.60

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements earlier in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. NOI is further detailed in the Components of Property NOI schedules on page 11. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended June 30,		Six months ended June 30,
	2016	2015	2016	2015
Net income	$449,785	$37,201	$492,725	$158,266
Less: Fee and asset management income	(1,791)	(1,618)	(3,556)	(3,181)
Less: Interest and other income	(215)	(141)	(439)	(201)
Less: Income/(loss) on deferred compensation plans	(1,224)	297	(1,287)	(1,567)
Plus: Property management expense	6,417	5,931	13,557	11,723
Plus: Fee and asset management expense	998	1,121	1,950	2,197
Plus: General and administrative expense	11,803	11,582	24,026	21,330
Plus: Interest expense	23,070	24,846	46,860	49,898
Plus: Depreciation and amortization expense	62,456	59,940	124,547	117,924
Plus: Expense/(benefit) on deferred compensation plans	1,224	(297)	1,287	1,567
Less: Gain on sale of operating properties, including land	(32,235)	—	(32,678)	(85,192)
Less: Equity in income of joint ventures	(1,689)	(1,531)	(3,186)	(2,913)
Plus: Income tax expense	489	407	804	836
Less: Income from discontinued operations	(2,529)	(5,056)	(7,605)	(9,925)
Less: Gain on sale of discontinued operations, net of tax	(375,237)	—	(375,237)	—
Net Operating Income (NOI)	$141,322	$132,682	$281,768	$260,762

"Same Property" Communities	$122,611	$118,208	$244,254	$232,506
Non-"Same Property" Communities	12,092	9,708	25,066	18,497
Development and Lease-Up Communities	2,392	224	4,052	249
Dispositions/Other	4,227	4,542	8,396	9,510
Net Operating Income (NOI)	$141,322	$132,682	$281,768	$260,762

Adjusted EBITDA

Adjusted EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of operating properties including land, net of tax, and income (loss) allocated to non-controlling interests. The Company considers Adjusted EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income attributable to common shareholders to Adjusted EBITDA is provided below:

	Three months ended June 30,		Six months ended June 30,
	2016	2015	2016	2015
Net income attributable to common shareholders	$446,302	$36,079	$488,032	$151,678
Plus: Interest expense	23,070	24,846	46,860	49,898
Plus: Depreciation and amortization expense	62,456	59,940	124,547	117,924
Plus: Income allocated to non-controlling interests from continuing operations	3,483	1,122	4,693	6,588
Plus: Income tax expense	489	407	804	836
Plus: Real estate depreciation from discontinued operations	—	3,973	4,327	7,877
Less: Gain on sale of operating properties, including land	(32,235)	—	(32,678)	(85,192)
Less: Equity in income of joint ventures	(1,689)	(1,531)	(3,186)	(2,913)
Less: Gain on sale of discontinued operations, net of tax	(375,237)	—	(375,237)	—
Adjusted EBITDA	$126,639	$124,836	$258,162	$246,696